TRANSAMERICA SERIES TRUST

Supplement to the Currently Effective Prospectus, Summary Prospectuses

and Statement of Additional Information

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Transamerica Asset Allocation—Conservative VP

Transamerica Asset Allocation—Growth VP

Transamerica Asset Allocation—Moderate Growth VP

Transamerica Asset Allocation—Moderate VP

Transamerica International Moderate Growth VP

Effective January 12, 2018, the names of each of Transamerica Asset Allocation—Conservative VP, Transamerica Asset Allocation —Growth VP, Transamerica Asset Allocation—Moderate Growth VP, Transamerica Asset Allocation—Moderate VP and Transamerica International Moderate Growth VP (the “Portfolios”) will change. The Portfolios’ investment objectives, principal investment strategies, principal risks, portfolio managers and fee schedules will remain the same. J.P. Morgan Investment Management Inc. will continue to serve as the Portfolios’ sub-adviser and Transamerica Asset Management, Inc. will continue to serve as the Portfolios’ investment manager.

The Portfolios will be renamed according to the table below and the following information will supplement and supersede any contrary information contained in the Prospectus, Summary Prospectuses and Statement of Additional Information concerning the Portfolios.

Current Name	New Name (effective January 12, 2018)
Transamerica Asset Allocation—Conservative VP	Transamerica JPMorgan Asset Allocation—Conservative VP
Transamerica Asset Allocation—Growth VP	Transamerica JPMorgan Asset Allocation—Growth VP
Transamerica Asset Allocation—Moderate Growth VP	Transamerica JPMorgan Asset Allocation—Moderate Growth VP
Transamerica Asset Allocation—Moderate VP	Transamerica JPMorgan Asset Allocation—Moderate VP
Transamerica International Moderate Growth VP	Transamerica JPMorgan International Moderate Growth VP

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Investors Should Retain this Supplement for Future Reference

December 15, 2017